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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 333-30320 and 333-24749), and Form S-3 (File Nos. 333-94379 and 333-46426) of Boston Biomedica, Inc. of our report dated March 27, 2003 relating to the financial statements and financial statement schedule, which appears in this Annual Report Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
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Boston, Massachusetts
March 31, 2003